UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

Ivy Funds
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:
[ ]	Fee paid previously with preliminary proxy materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
____________________________________________________________
2) Form, Schedule or Registration Statement No.:
____________________________________________________________
3) Filing Party:
____________________________________________________________
4) Date Filed:
____________________________________________________________

June [   ], 2023

Delaware Ivy Corporate Bond Fund
Delaware Ivy Municipal High Income Fund
Delaware Ivy Limited-Term Bond Fund
Delaware Ivy Strategic Income Fund
(each, an “Acquired Fund” and together, the “Funds”)

Dear Shareholder,

The shareholders of several Delaware Funds involved in our ongoing proxy campaign successfully passed reorganization proposals at a recent Special Meeting of Shareholders (“Meeting”).  Almost [       ] of your fellow shareholders have shown strong support by voting for the Plan of Reorganization (“Plan”) to reorganize each Acquired Fund into a corresponding Delaware Fund with similar objectives and strategies. The Funds that have not passed are listed above.

Your Vote is Essential to Passing the Plan by the Adjourned Meeting Date of August 10, 2023.
Each of the four Funds needs less than [    ]% of the shares outstanding to pass the Plan proposal. Please take advantage of your right to vote. Please join your fellow shareholders who have voted by taking a few minutes to sign, date, and mail the enclosed proxy card in the prepaid envelope provided or follow the instructions below to vote by telephone or internet. Once we have received your vote, you should not receive any further communications encouraging you to vote.

Vote by Phone by calling 833 459-3558 and speaking with a proxy voting specialist today. Our representatives are available weekdays from 10am to 11pm ET. You may also call the toll-free number on the enclosed card and follow the prompts.

Vote by Internet by visiting the internet address on the enclosed card and following the instructions.
Vote by Mail by completing, signing, and dating the enclosed card and returning it in the enclosed prepaid return envelope.
If you receive a phone call from our proxy solicitor, Morrow Sodali Fund Solutions ("MSFS"), you can vote your shares over the phone with the MSFS representative.  Or you may call MSFS toll-free at 833 459-3558 to ask any questions related to the meeting agenda and/or vote your shares.

Thank you,

Richard Salus
Senior Vice President and Chief Financial Officer

July [   ], 2023

Delaware Ivy Corporate Bond Fund
Delaware Ivy Municipal High Income Fund
Delaware Ivy Limited-Term Bond Fund
Delaware Ivy Strategic Income Fund
(each, an “Acquired Fund” and together, the “Acquired Funds”)

Dear Shareholder,

As you may know, you are a valued investor in one or more of the above Acquired Funds. The Special Meeting of Shareholders for these Acquired Funds has been adjourned until August 10, 2023. A number of your fellow shareholders have already voted in support of a Plan of Reorganization (“Plan”) in which each Acquired Fund will be reorganized into a corresponding Delaware Fund with similar objectives and strategies.
Please note that some of your fellow shareholders initially thought their financial advisor would vote on their behalf. Upon learning their shares could only be voted IF they themselves voted, shareholders took a few minutes to ensure their shares were represented by voting. Your vote does count.
Please take a few minutes to sign, date and mail the enclosed proxy card in the prepaid envelope or follow the instructions below to vote by telephone or internet. Once we have received your vote, you should not receive any further communications encouraging you to vote.

Vote by Phone by calling 833 459-3558 and speaking with a proxy voting specialist today. Our representatives are available weekdays from 10am to 11pm ET. You may also call the toll-free number on the enclosed card and follow the prompts.

Vote by Internet by visiting the internet address on the enclosed card and following the instructions.
Vote by Mail by completing, signing, and dating the enclosed card and returning it in the enclosed prepaid return envelope.

If you receive a phone call from our proxy solicitor, Morrow Sodali Fund Solutions ("MSFS"), you can vote your shares over the phone with the MSFS representative.  Or you may call MSFS toll-free at 833 459-3558 to ask any questions related to the meeting agenda and/or vote your shares.

Thank you,

Richard Salus
Senior Vice President and Chief Financial Officer

July [   ], 2023

Delaware Ivy Corporate Bond Fund
Delaware Ivy Municipal High Income Fund
Delaware Ivy Limited-Term Bond Fund
Delaware Ivy Strategic Income Fund
(each, an “Acquired Fund” and together, the “Acquired Funds”)

Dear Shareholder,

The Special Meeting of Shareholders of the Acquired Funds listed above has adjourned until August 10, 2023. We continue to need your vote to reach the requisite vote participation in the applicable Acquired Fund.
The voting process is simple. You can vote by taking a few minutes to sign, date and mail the enclosed proxy card in the prepaid envelope or follow the instructions below to vote by telephone or internet.
As a reminder, you are being asked to vote on a Plan of Reorganization in which each Acquired Fund will be reorganized into a corresponding Delaware Fund with similar objectives and strategies.
Once we have received your vote, you should not receive any further communications encouraging you to vote.

Vote by Phone by calling 833 459-3558 and speaking with a proxy voting specialist today. Our representatives are available weekdays from 10am to 11pm ET. You may also call the toll-free number on the enclosed card and follow the prompts.

Vote by Internet by visiting the internet address on the enclosed card and following the instructions.
Vote by Mail by completing, signing, and dating the enclosed card and returning it in the enclosed prepaid return envelope.

If you receive a phone call from our proxy solicitor, Morrow Sodali Fund Solutions ("MSFS"), you can vote your shares over the phone with the MSFS representative.  Or you may call MSFS toll-free at 833 459-3558 to ask any questions related to the meeting agenda and/or vote your shares.
Thank you,

Richard Salus
Senior Vice President and Chief Financial Officer

July [   ], 2023

Delaware Ivy Corporate Bond Fund
Delaware Ivy Municipal High Income Fund
Delaware Ivy Limited-Term Bond Fund
Delaware Ivy Strategic Income Fund
(together, the “Acquired Funds”)

Dear Shareholder,

The Special Meeting of Shareholders of the above Acquired Funds has been adjourned to August 10, 2023.
As a shareholder in one or more of the Acquired Funds, there are less than two weeks before the Special Meeting. As of the date of this letter, we have not received your vote. Please join your fellow shareholders who voted by taking a few moments to sign, date and mail your proxy card in the enclosed pre-paid envelope or follow the instructions below to vote by internet or telephone.
Once we have received your vote, you should not receive any further communications encouraging you to vote.

Vote by Phone by calling 833 459-3558 and speaking with a proxy voting specialist today. Our representatives are available weekdays from 10am to 11pm ET. You may also call the toll-free number on the enclosed card and follow the prompts.

Vote by Internet by visiting the internet address on the enclosed card and following the instructions.
Vote by Mail by completing, signing, and dating the enclosed card and returning it in the enclosed prepaid return envelope.

If you have any questions or need assistance in voting, please contact our proxy solicitor, Morrow Sodali Fund Solutions ("MSFS") toll-free at 833 459-3558.

Thank you,

Richard Salus
Senior Vice President and Chief Financial Officer

[         ], 2023

Delaware Ivy Corporate Bond Fund
Delaware Ivy Municipal High Income Fund
Delaware Ivy Limited-Term Bond Fund
Delaware Ivy Strategic Income Fund
(each, an “Acquired Fund” and together, the “Acquired Funds”)

Dear Shareholder,

The Special Meeting of Shareholders of the Acquired Funds listed above has adjourned to August 10, 2023. We continue to need your vote to reach the requisite vote participation in the applicable Acquired Fund.
You and approximately [    ] of your fellow investors are in a category where we can only reach you regarding the Special Meeting of Shareholders through written communication. A third-party mailing house hired by your broker is responsible for mailing proxy material to you. We are relying on our written communication to make you aware of the shareholder meeting and the importance of voting your shares. In addition to signing, dating, and mailing the enclosed proxy card provided, you have the option of voting by telephone or internet.
Once we have received your vote, you should not receive any further communications encouraging you to vote.

Vote by Phone by calling 833 459-3558 and speaking with a proxy voting specialist today. Our representatives are available weekdays from 10am to 11pm ET. You may also call the toll-free number on the enclosed card and follow the prompts.

Vote by Internet by visiting the internet address on the enclosed card and following the instructions.
Vote by Mail by completing, signing, and dating the enclosed card and returning it in the enclosed prepaid return envelope.

If you have any questions or need assistance in voting, please contact our proxy solicitor, Morrow Sodali Fund Solutions ("MSFS") toll-free at 833 459-3558.

Thank you,

Richard Salus
Senior Vice President and Chief Financial Officer

DELAWARE FUNDS MERGERS CALL CENTER OUTBOUND CALLING ADJ SCRIPT

Hello, my name is (CSR FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Repeat the greeting if necessary)

I am calling on a recorded line regarding your current investment in the (FUND NAME).  Materials were sent to you for the upcoming adjourned Special Meeting of Shareholders scheduled to take place on [      ] and at this time we have not yet received your vote. The Board of Trustees is recommending a vote IN FAVOR of the proposal.  Would you like to vote along with their recommendation?

(Pause for shareholders response)
If YES or a positive response from the shareholder:
If we identify any additional accounts you own prior to this meeting, would you like to vote those accounts in the same manner as you have voted with me today?
(Pause for shareholders response)
(Proceed to confirming the vote with the shareholder)

If NO, a negative response from the shareholder, or a shareholder has not received the information:
The purpose of the Meeting is <<additional text to be inserted by Call Center upon receipt of final proxy statement>>

With that being said, your Board of Trustees is recommending a vote IN FAVOR of the proposal. Would you like to vote along with their recommendation?
(Pause for shareholders response and answer questions they might have)

If a shareholders still chooses not to vote:
I understand you do not wish to vote at this time.  Thank you and have a good day.

Shareholder Not Available:
We can be reached toll-free at 1-833-459-3558, Monday through Friday between the hours of 10:00AM and 11:00PM Eastern time.  Your time today is appreciated.  If you have questions about your investment in the Delaware Funds, please contact your financial advisor or call the Delaware Funds directly at 1-800-523-1918. Thank you and have a good day.

Confirming the vote with the shareholder:
I am recording your vote (RECAP VOTING INSTRUCTIONS FOR ALL NOMINEES/PROPOSALS).

For confirmation purposes please state your full name.
(Pause for shareholder’s response)

According to our records, you reside in (city, state, zip code).
(Pause for shareholder’s response)

To ensure that we have the correct address for the letter confirming your vote, please state your street address.
(Pause for shareholder’s response)
Thank you.  You will receive written confirmation of this vote within 3 to 5 business days.  Upon receipt, please review and retain for your records.  If you should have any questions, please call the toll-free number listed in the letter.  Your vote is important and your time today is appreciated.  Thank you and have a good (MORNING, AFTERNOON, EVENING).

FOR MSFS and DA PURPOSES ONLY	Updated: 6/27/2023